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                                                                    Exhibit 99.4


August 23, 1999

O'Sullivan Industries Holdings, Inc.
1900 Gulf Street
Lamar, Missouri 64759-1899


Ladies and Gentlemen:

         I hereby consent to the references to my becoming a Director of O'Sullivan Industries Holdings, Inc. appearing in the Registration Statement on Form S-4 (File No. 333-81631) of O'Sullivan Industries Holdings, Inc.


                                         Sincerely yours,

                                                   /s/ Harold O. Rosser
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